Long-Term Investments	12 Months Ended
Dec. 31, 2019
Investments Debt And Equity Securities [Abstract]
Long-Term Investments
12.	LONG-TERM INVESTMENTS

	December 31, 2019	December 31, 2018
Equity-method investments	—	49
Other long-term investments	11	12
Total	11	61

Equity-method investments

Equity-method investments as at December 31, 2019 and December 31, 2018 were as follows:

	December 31, 2019		December 31, 2018
	Carrying value	Ownership percentage	Carrying value	Ownership percentage
ST-Ericsson SA, in liquidation	—	—	49	50.0%
Total	—		49

ST-Ericsson SA, in liquidation

On February 3, 2009, the Company announced the closing of a transaction to combine the businesses of Ericsson Mobile Platforms and ST-NXP Wireless into a new venture, named ST-Ericsson.  As part of the transaction, the Company received an interest in ST-Ericsson Holding AG in which the Company owned 50% plus a controlling share.  In 2010, ST-Ericsson Holding AG was merged in ST-Ericsson SA.

The Company evaluated that ST-Ericsson SA was a variable interest entity (VIE).  The Company determined that it controlled ST-Ericsson SA and therefore consolidated ST-Ericsson SA.

On September 9, 2013, the Company sold 1 ST-Ericsson SA share to Ericsson for its nominal value changing the ownership structure of ST-Ericsson SA to bring both partners to an equal ownership proportion.  As a result, and in combination with the new shareholder agreement, the Company lost the control of ST-Ericsson SA and as such ST-Ericsson SA was deconsolidated from the Company’s consolidated financial statements.  The deconsolidation of ST-Ericsson SA did not result in a gain or loss for the Company.  The fair value of the Company’s retained noncontrolling interest was evaluated at $55 million.  In addition, the Company and its partner signed funding commitment letters, capped at $149 million for each partner, to the residual joint wind-down operations to ensure solvency.  These were not drawn as of December 20, 2019.

Before the deconsolidation of ST-Ericsson SA, certain assets and companies of the ST-Ericsson SA group of companies were transferred to both partners for their net book values which were representative of their fair values.  These transactions did not result in cash exchange between the partners.

ST-Ericsson SA entered into liquidation on April 15, 2014.  For the years 2019, 2018 and 2017, the line “Income (loss) on equity-method investments” in the Company’s consolidated statement of income included a profit of $2 million, $4 million and less than $1 million, respectively, in relation with ST-Ericsson SA.

On December 20, 2019, the Company and Ericsson agreed to complete the wind-down of the joint venture.  As part of the transaction, the Company acquired from ST-Ericsson SA 100% of the share capital of ST-Ericsson India Pvt Ltd, a wholly owned subsidiary of ST-Ericsson SA, and simultaneously sold its ST-Ericsson SA shares to Ericsson.  The transaction did not result in a gain or loss for the Company.

Other long-term investments

Other long-term investments are equity securities with no readily determinable fair value for which the Company has elected to apply the cost alternative measurement.  It includes principally the Company’s investment in DNP Photomask Europe S.p.A (“DNP”).  The Company has identified the joint venture as a VIE, but has determined that it is not the primary beneficiary.  The significant activities of DNP revolve around the creation of masks and development of high-level mask technology.  The Company does not have the power to direct such activities.  The Company’s current maximum exposure to losses as a result of its involvement with the joint venture is limited to its investment.  The Company has not provided additional financial support in years 2019 and 2018 and currently has no requirement or intent to provide further financial support to the joint venture.